Dreyfus Variable Investment Fund, Small Cap Portfolio

SEMIANNUAL REPORT June 30, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The portfolio could be adversely affected if the computer systems used by The Dreyfus Corporation and the portfolio's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the portfolio invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the portfolio's investments and its share price.


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                          Dreyfus Variable Investment Fund, Small Cap Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, Small Cap Portfolio, covering the six-month period from January 1, 1999 through June 30, 1999. Inside, you'll find valuable information about how the portfolio was managed during the period, including a discussion with the portfolio managers, Hilary Woods and Paul Kandel.

The past six months have been rewarding for many equity investors, including those who own small-cap stocks. Strong U.S. economic growth, low inflation and high levels of consumer spending supported continued strength in many broad measures of stock market performance. As a result, several major U.S. market
indices   set   new  records,  including  the  technology-laden  NASDAQ  index.

Beginning in April, many previously out-of-favor market sectors rallied strongly, including small-cap stocks, as investors became increasingly attracted to their high growth rates. At the same time, large-cap growth stocks appear to have paused in their advance. This has helped narrow the valuation gap that had developed over the past several years between the large- and small-capitalization sectors of the stock market.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Variable Investment Fund, Small Cap Portfolio.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

July 15, 1999




DISCUSSION OF PERFORMANCE

Hilary Woods and Paul Kandel, Portfolio Managers

How did Dreyfus Variable Investment Fund, Small Cap Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 1999, Dreyfus Variable Investment Fund, Small Cap Portfolio produced a strong positive total return of 12.34%.(1) This performance exceeded the Russell 2000 Index's 9.28% total return for the same period.(2)

We attribute this performance to our success in identifying attractive individual investment opportunities among a diverse range of sectors, industries and investment styles. In addition, the portfolio's broad diversification among value-oriented and smaller-cap stocks positioned us to benefit from the broadening of market strength that occurred in April 1999.

What is the portfolio's investment approach?

The portfolio invests primarily in a diversified portfolio of small-cap companies, focusing on those companies that offer new or innovative products or services that we believe enhance prospects for growth of future earnings. We also base investment decisions on economic or political conditions that we believe are likely to affect a stock's performance, and on the impact of changes in a company's management or organizational structure.

Our investment approach targets both growth-oriented stocks (those of companies with earnings that are expected to grow faster than the overall market), and value-oriented stocks (those that appear underpriced according to a variety of financial measurements) . We further diversify among the market' s various industries and sectors, supervising a team of sector managers who each make buy and sell decisions within their respective areas of expertise.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

The result of our approach during the recent six-month period was a broadly diversified portfolio of carefully selected stocks that generally performed well. During the first three months of the period, when growth stocks were showing marked strength, we realized our best performance from growth-oriented holdings in the technology and utilities sectors. Among the portfolio's technology holdings, internet-related companies, such as CMGI, and semiconductor makers, such as Conexant Systems, led the way. Among utilities, we scored successes with telecommunications-related stocks, including Metromedia Fiber Network, Cl. A., which provides telephone companies and corporations with the increased bandwidth required for data-intensive communications.

After the market' s dramatic, mid-period shift in favor of value stocks, we achieved our greatest returns from value-oriented holdings among basic industrial suppliers and producers. The portfolio's performance was fueled by energy exploration and production company Devon Energy, oilfield services outfit Global Industries, and paper industry producers and suppliers, such as Smurfit-Stone Container and Minerals Technologies.

The portfolio also achieved excellent results in the consumer products sector, with strong performance driven by high levels of consumer confidence throughout the period. Our best performers included TCA Cable TV, which was taken over by Cox Communications, and Tiffany & Co., the luxury retailer.

What other factors influenced the portfolio's performance?

Of course not every company in the portfolio showed positive returns. Some stocks lagged, even among our best-performing sectors. Among technology stocks, for example, our holdings among business software companies, such as Network Associates and Aspect Development, faltered due to fears of a Y2K-related corporate spending slowdown. In the consumer arena, Fresh Del Monte Produce underperformed, hurt by a drop in banana prices.

The portfolio also experienced weak performance throughout the period from two sectors in particular: finance and health care. Financial stocks generally
suffer    during    periods    of    rising    interest    rates,


as was the case during the first half of 1999. Although the managers were significantly underweight in the financial sector going into this period, many of the portfolio' s financial company holdings lost ground. In particular, Reliance Group Holdings and Fremont General disappointed due to a combination of company-specific problems and the unfavorable economic environment. An exception was Executive Risk, which was taken over by Chubb Corp. at a substantial premium.

The health care sector was battered by an increasingly restrictive regulatory environment and the prospect for further government-imposed limitations on Medicare and Medicaid reimbursements. Although the portfolio benefited from its holding in Foundation Health Systems, Cl. A., a turnaround HMO, and advanced-stage biotech companies, such as Gilead Sciences, those gains were more than matched by losses in information management services companies negatively impacted by Y2K, such as IDX Systems, and early-stage drug discovery companies, such as Pharmacyclics.

What is the portfolio's current strategy?

In general, the portfolio has benefited from the market's mid-period shift in favor of value-oriented and smaller-cap stocks. While no one knows whether or for how long this trend will persist, we continue to believe that small-cap stocks offer the potential for strong growth and above-average capital appreciation. Accordingly, we continue to adhere to our blended growth-and-value investment strategy in seeking to outperform the Russell 2000 Index.

July 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAINS DISTRIBUTIONS. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF SMALL-CAP PERFORMANCE AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE LARGEST U.S. COMPANIES BY MARKET CAPITALIZATION.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

June 30, 1999 (Unaudited)




COMMON STOCKS--96.0%                                                                    Shares                  Value ($)
----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES--6.7%

Outdoor Systems                                                                        625,000  (a)             22,812,500

Profit Recovery Group International                                                    575,000  (a)             27,204,687

Reynolds & Reynolds, Cl. A                                                             610,000                  14,220,625

Strategic Distribution                                                                 945,000  (a)              2,185,313

Valassis Communications                                                                450,000  (a)             16,481,250

                                                                                                                82,904,375

CONSUMER DURABLES--1.1%

Mohawk Industries                                                                      450,000  (a)             13,668,750

CONSUMER NON-DURABLES--2.6%

Movado Group                                                                           550,000                  14,231,250

Tommy Hilfiger                                                                         250,000  (a)             18,375,000

                                                                                                                32,606,250

CONSUMER SERVICES--8.6%

Meredith                                                                               432,500                  14,975,312

Premier Parks                                                                          700,000  (a)             25,725,000

SFX Entertainment                                                                      400,000  (a)             25,600,000

Sun International Hotels                                                               465,000  (a)             20,808,750

TCA Cable TV                                                                           350,000                  19,425,000

                                                                                                               106,534,062

ELECTRONIC TECHNOLOGY--12.1%

CMGI                                                                                    80,000  (a)              9,125,000

Conexant Systems                                                                       425,000                  24,676,562

Cordant Technologies                                                                   395,000                  17,849,063

Lattice Semiconductor                                                                  370,000  (a)             23,032,500

Newport News Shipbuilding                                                              550,000                  16,225,000

Novellus Systems                                                                       315,000  (a)             21,498,750

SDL                                                                                    350,000  (a)             17,871,875

Sanmina                                                                                265,000  (a)             20,106,875

                                                                                                               150,385,625

ENERGY MINERALS--1.8%

Devon Energy                                                                           400,000                  14,300,000

Ocean Energy                                                                           900,000  (a)              8,662,500

                                                                                                                22,962,500

FINANCE--14.1%

ARM Financial Group, Cl. A                                                             500,000                   4,250,000

Bank United, Cl. A                                                                     200,000                   8,037,500

CCB Financial                                                                          225,000                  11,896,875




COMMON STOCKS (CONTINUED)                                                               Shares                  Value ($)
----------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Charter One Financial                                                                  567,000                  15,769,687

Dime Bancorp                                                                           500,000                  10,062,500

Duff & Phelps Credit Rating                                                            280,000  (b)             18,725,000

Everest Reinsurance Holdings                                                           475,000                  15,496,875

FBL Financial Group, Cl. A                                                             650,000                  12,675,000

Fremont General                                                                        700,000                  13,212,500

Horace Mann Educators                                                                  550,000                  14,953,125

Protective Life                                                                        430,000                  14,190,000

Reliance Group Holdings                                                              1,825,000                  13,573,438

Republic Bancorp                                                                       461,461                   7,008,439

Terra Nova (Bermuda) Holdings, Cl. A                                                   554,500                  14,936,844

                                                                                                               174,787,783

HEALTH SERVICES--5.9%

Covance                                                                                525,000  (a)             12,567,187

Foundation Health Systems, Cl. A                                                     1,000,000  (a)             15,000,000

Oxford Health Plans                                                                    800,000  (a)             12,450,000

Total Renal Care Holdings                                                              970,000  (a)             15,095,625

Universal Health Services, Cl. B                                                       375,000  (a)             17,906,250

                                                                                                                73,019,062

HEALTH TECHNOLOGY--2.2%

Gilead Sciences                                                                        400,000  (a)             20,900,000

Mentor                                                                                 355,000                   6,611,875

                                                                                                                27,511,875

INDUSTRIAL SERVICES--7.5%

Cooper Cameron                                                                         450,000  (a)             16,678,125

Global Industries                                                                    1,435,000  (a)             18,385,938

Granite Construction                                                                   700,000                  20,518,750

IMCO Recycling                                                                         400,000                   6,850,000

Safety-Kleen                                                                           750,000  (a)             13,593,750

Smith International                                                                    400,000  (a)             17,375,000

                                                                                                                93,401,563

NON-ENERGY MINERALS--2.5%

Martin Marietta Materials                                                              245,000                  14,455,000

Minerals Technologies                                                                  300,000                  16,743,750

                                                                                                                31,198,750

PROCESS INDUSTRIES--5.6%

Abitibi-Consolidated                                                                 1,425,000                  16,209,375

Albany International, Cl. A                                                            700,000  (a)             14,525,000

                                                                                             The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                               Shares                  Value ($)
----------------------------------------------------------------------------------------------------------------------------------

PROCESS INDUSTRIES (CONTINUED)

Crompton & Knowles                                                                     700,000                  13,693,750

OM Group                                                                               400,000                  13,800,000

Smurfit-Stone Container                                                                550,000  (a)             11,309,375

                                                                                                                69,537,500

PRODUCER MANUFACTURING--7.5%

Case                                                                                   450,000                  21,656,250

Crane                                                                                  475,000                  14,932,813

Harsco                                                                                 425,000                  13,600,000

MagneTek                                                                             1,265,500  (a)             13,366,844

Titan International                                                                  1,295,000  (b)             15,378,125

U.S. Can                                                                               654,000  (a)             14,551,500

                                                                                                                93,485,532

RETAIL TRADE--3.9%

Consolidated Stores                                                                    450,000  (a)             12,150,000

Tiffany & Co.                                                                          375,000                  36,187,500

                                                                                                                48,337,500

TECHNOLOGY SERVICES--5.4%

Intuit                                                                                 190,000  (a)             17,123,750

National Data                                                                          385,000                  16,458,750

New Era of Networks                                                                    350,000  (a)             15,378,125

Rational Software                                                                      535,000  (a)             17,621,562

                                                                                                                66,582,187

TRANSPORTATION--1.0%

Expeditors International of Washington                                                 470,000                  12,807,500

UTILITIES--7.5%

IPALCO Enterprises                                                                     400,000                   8,475,000

Metromedia Fiber Network, Cl. A                                                        875,000  (a)             31,445,313

Minnesota Power                                                                        530,000                  10,533,750

Montana Power                                                                          250,000                  17,625,000

National Fuel Gas                                                                      295,000                  14,307,500

Sierra Pacific Resources                                                               300,000                  10,912,500

                                                                                                                93,299,063

TOTAL COMMON STOCKS

   (cost $848,153,134)                                                                                       1,193,029,877





                                                                                     Principal

SHORT-TERM INVESTMENTS--4.6%                                                         Amount ($)                 Value ($)
----------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

4.50%, 8/5/1999                                                                        762,000                     759,142

4.48%, 8/19/1999                                                                    10,304,000                  10,242,568

4.48%, 8/26/1999                                                                     6,982,000                   6,934,641

4.49%, 9/16/1999                                                                    37,054,000                  36,690,982

4.65%, 9/30/1999                                                                     1,214,000                   1,199,723

4.67%, 10/7/1999                                                                     1,570,000                   1,550,124

TOTAL SHORT-TERM INVESTMENTS

   (cost $57,380,903)                                                                                           57,377,180
----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $905,534,037)                                                   100.6%               1,250,407,057

LIABILITIES, LESS CASH AND RECEIVABLES                                                    (.6)%                 (7,301,311)

NET ASSETS                                                                              100.0%               1,243,105,746

(A)  NON-INCOME PRODUCING.

(B)  INVESTMENTS IN NON-CONTROLLED AFFILIATES (COST $20,525,121)--SEE NOTE 1(D).

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999 (Unaudited)

                                                             Cost       Value
--------------------------------------------------------------------------------


ASSETS ($):

Investments in securities--See Statement of
Investments                                           905,534,037  1,250,407,05

Receivable for investment securities sold                             1,279,487

Dividends receivable                                                    820,240

Prepaid expenses                                                         25,438

                                                                  1,252,532,222
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           774,403

Cash overdraft due to Custodian                                       1,491,253

Payable for investment securities purchased                           7,100,693

Accrued expenses                                                         60,127

                                                                      9,426,476
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,243,105,746
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     913,677,410

Accumulated undistributed investment income-net                         499,396

Accumulated net realized gain (loss) on investments                 (15,944,080)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                            344,873,020
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,243,105,746
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial
Interest authorized)                                                 20,541,816

NET ASSET VALUE, offering and redemption price per share ($)              60.52

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF OPERATIONS

Six Months Ended June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends:

  Unaffiliated issuers                                               4,051,212

  Affiliated issuers-Note 1(d)                                          54,975

Interest                                                             1,070,943

TOTAL INCOME                                                         5,177,130

EXPENSES:

Investment advisory fee-Note 3(a)                                    4,454,674

Prospectus and shareholders' reports                                    87,866

Professional fees                                                       56,360

Custodian fees--Note 3(a)                                               46,292

Shareholder servicing costs                                              9,460

Trustees' fees and expenses-Note 3(b)                                    8,184

Loan commitment fees-Note 2                                              2,506

Miscellaneous                                                            7,267

TOTAL EXPENSES                                                       4,672,609

INVESTMENT INCOME-NET                                                  504,521
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             72,807,973

Net unrealized appreciation (depreciation) on investments:

  Unaffiliated issuers                                              58,806,634

  Affiliated issuers                                                 6,467,188

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             138,081,795

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               138,586,316

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 1999         Year Ended
                                              (Unaudited)    December 31, 1998
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            504,521              856,250

Net realized gain (loss) on investments        72,807,973          (88,451,268)

Net unrealized appreciation (depreciation)
   on investments                              65,273,822           40,225,699

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  138,586,316          (47,369,319)
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                           (863,336)              (4,484)

Net realized gain on investments                        -          (23,750,579)

TOTAL DIVIDENDS                                  (863,336)         (23,755,063)
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                 126,396,318          208,013,634

Dividends reinvested                              863,336           23,755,063

Cost of shares redeemed                      (268,680,783)        (188,132,272)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS          (141,421,129)          43,636,425

TOTAL INCREASE (DECREASE) IN NET ASSETS        (3,698,149)         (27,487,957)
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,246,803,895        1,274,291,852

END OF PERIOD                               1,243,105,746        1,246,803,895

Undistributed investment income--net              499,396              858,211
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     2,356,733            3,992,161

Shares issued for dividends reinvested             16,198              525,438

Shares redeemed                                (4,959,835)          (3,690,117)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (2,586,904)             827,482

SEE NOTES TO FINANCIAL STATEMENTS.




FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.



                                           Six Months Ended
                                           June 30, 1999                         Year Ended December 31,
                                                                 -----------------------------------------------------------

                                             (Unaudited)        1998          1997          1996           1995          1994
----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,

   beginning of period                            53.91         57.14         52.08          46.13         36.52         34.45

Investment Operations:

Investment income--net                              .03(a)        .04           .07            .10           .16           .17

Net realized and unrealized
   gain (loss) on investments                      6.62         (2.21)         8.49           7.53         10.54          2.50

Total from Investment Operations                   6.65         (2.17)         8.56           7.63         10.70          2.67

Distributions:

Dividends from investment

   income--net                                     (.04)         (.00)(b)      (.07)          (.10)         (.18)         (.16)

Dividends from net realized gain
   on investments                                    --         (1.06)        (3.43)         (1.51)         (.91)         (.33)

Dividends in excess of net
   realized gain on investments                      --            --            --           (.07)           --          (.11)

Total Distributions                                (.04)        (1.06)        (3.50)         (1.68)        (1.09)         (.60)

Net asset value, end of period                    60.52         53.91         57.14          52.08         46.13         36.52
----------------------------------------------------------------------------------------------------------------------------------


TOTAL RETURN (%)                                  12.34(c)      (3.44)        16.75          16.60         29.38          7.75
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average

   net assets                                       .39(c)        .77           .78            .79           .83           .55

Ratio of net investment income

   to average net assets                            .04(c)        .07           .12            .24           .54          1.18

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                           --            --            --            --             --           .52

Portfolio Turnover Rate                           22.99(c)      75.04         79.00          89.10         99.02        106.00
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                1,243,106     1,246,804     1,274,292        960,365       543,281       173,215

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering thirteen series, including the Small Cap Portfolio (the "portfolio") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The portfolio is a diversified series. The portfolio's investment objective is to maximize capital appreciation. The Dreyfus Corporation ("Dreyfus") serves as the portfolio' s investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ). Premier Mutual Fund Services, Inc. is the distributor of the portfolio's shares, which are sold without a sales charge.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and
unrealized    gain    or    loss    from    investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $4,009 during the period ended June 30, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) AFFILIATED ISSUERS: Issuers in which the portfolio held 5% or more of the outstanding voting securities are defined as "affiliated" in the Act. The following summarizes affiliated issuers during the period ended June 30, 1999:

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)



                                                               SHARES
                                    -----------------------------------------------------------

                                    BEGINNING                                        END OF       DIVIDEND            MARKET
NAME OF ISSUER                      OF PERIOD        PURCHASES      SALES            PERIOD      INCOME ($)          VALUE ($)
------------------------------------------------------------------------------------------------------------------------------------
Duff & Phelps Credit
     Rating                           280,000               --         --           280,000          16,800         18,725,000

Titan International                 1,250,000           45,000         --         1,295,000          38,175         15,378,125

(E) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(F) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The portfolio has an unused capital loss carryover of approximately $87,485,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1998. If not applied, the carryover expires in fiscal 2006.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 1999, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 1999, the portfolio was charged $137 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 1999, the portfolio was charged $46,292 pursuant to the custody agreement.

(B) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 1999:

                                          PURCHASES ($)    SALES ($)
-------------------------------------------------------------------------------

Unaffiliated issuers                        264,148,416  400,425,917

Affiliated issuers                              413,438          --

  TOTAL                                     264,561,854  400,425,917

At June 30, 1999, accumulated net unrealized appreciation on investments was $344,873,020, consisting of $381,107,172 gross unrealized appreciation and $36,234,152 gross unrealized depreciation.

At June 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

                                                           For More Information

                        Dreyfus Variable Investment Fund, Small Cap Portfolio

                        200 Park Avenue

                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                        Transfer Agent &

                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                        The Distributor

                        Premier Mutual Fund Services, Inc.

                        60 State Street

                        Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144 Attn: Institutional Servicing

(c) 1999 Dreyfus Service Corporation                                  121SA996